UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 27, 2006

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

         Set forth below is investor presentation material of Great Southern Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date:	September 27, 2006	By: /s/ Joseph W. Turner Joseph W. Turner, President and Chief Executive Officer

Great Southern

NASDAQ:GSBC

September 2006

Forward-Looking Information

This presentation contains forward-looking statements, including statements about the financial conditions, results of operations and earnings outlook of Great Southern Bancorp, Inc. The forward-looking statements involve certain risks and uncertainties including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, the Company's ability to access cost-effective funding, demand for loans and deposits in the Company's market area and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to advise that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. For further information regarding Great Southern Bancorp, please read the Great Southern reports filed with the SEC and available at www.sec.gov.

Great Southern

Restatement of Financial Statements – SFAS 133

Certain of the financial results in this presentation are operating numbers and exclude the effects of the Company's accounting for interest rate swaps. A reconciliation of operating results to GAAP results is included in the supplemental information at the end of this presentation. On January 23, 2006, the Company announced that it would correct prior accounting entries relating to its treatment of certain derivative instruments and would restate its three quarterly financial statements for fiscal 2005 and last four year's financial statements in its Annual Report on Form 10-K for the year ended December 31, 2005, which was filed in March 2006. The net cumulative after tax reduction to retained earnings resulting from the correction was approximately $3.4 million (2% of total Stockholders' Equity). The change should not materially affect future core operating results and the $3.4 million reduction to retained earnings should be recovered in future periods as the interest rate swaps mature.

Since mid-2000, the Company has entered into interest rate swap agreements to hedge the interest rate risk inherent in certain of its brokered certificates of deposit (CDs). From the inception of the hedging program, the Company applied a method of fair value hedge accounting under SFAS 133 to account for the CD swap transactions that allowed the Company to assume the effectiveness of such transactions (the so-called "short-cut" method). The Company concluded in January 2006, in conjunction with BKD, LLP, its independent registered public accounting firm at all relevant times, that the CD swap transactions did not qualify for this method in prior periods because the method of paying the related CD broker placement fee was determined, in retrospect, to have caused the swap not to have a fair value of zero at inception (which is required under SFAS 133 to qualify for the "short-cut" method). Furthermore, although management believed that the interest rate swaps would have qualified for hedge accounting under the "long-haul" method, hedge accounting under SFAS 133 is not allowed retrospectively because the hedge documentation required for the "long-haul" method was not in place at the inception of the hedge.

Great Southern

Our Mission

Build winning relationships with customers, associates, shareholders and communities.

Our Focus

Create franchise value through organic growth.

Corporate Profile

• Founded	1923
• IPO Date	Dec. 1989
• Shares Outstanding*	13,674,000
• Market Capitalization*	$377 million
• Insider Ownership*	28%
• Assets**	$2.2 billion
• Shareholders' Equity**	$159.5 million
• Loans**	$1.7 billion
• Deposits**	$1.7 billion

**As of 9/22/06*

***As of 6/30/06*

Great Southern

37 Banking Centers

170 ATMs

4 Loan Production Offices


KANSAS
OVERLAND PARK
JOHNSON
JACKSON
LEE'S SUMMIT
LAFAYETTE
SALINE
HOWARD
COLUMBIA
CALLAWAY
MONTGOMERY
WARREN
ST. CHARLES
ST. LOUIS CO.
ST. LOUIS
CASS
JOHNSON
PETIS
COOPER
MONITEAU
COLE
OSAGE
GASCONADE
FRANKLIN
HENRY
BENTON
MORGAN
MISSOURI
BATES
ST. CLAIR
HICKORY
CAMDEN
GREENVIEW
CLIMAX SPRINGS
CAMDENTON
OSAGE BEACH
MILLER
MARIES
PHELPS
CRAWFORD
WASHINGTON
JEFFERSON
VERNON
STOCKTON
CEDAR
POLK
DALLAS
BUFFALO
LEBANON
LACLEDE
PULASKI
DENT
BARTON
DADE
GREENE
REPUBLIC
SPRINGFIELD
WEBSTER
WRIGHT
TEXAS
CABOOL
SHANNON
JASPER
LAWRENCE
AURORA
NIXA
OZARK
CHRISTIAN
AVA
DOUGLAS
JOPLIN
NEWTON
NEOSHO
STONE
KIMBERLING CITY
BRANSON
TANEY
OZARK
HOWELL
WEST PLAINS
OREGON
THAYER
MCDONALD
BARRY
ARKANSAS
BENTON
ROGERS
CARROLL
BOONE
MARION
BAXTER
FULTON
IZARD
SHARP
WASHINGTON
MADISON
NEWTON
SEARCY
STONE

Great Southern

Performance Ratio Comparisons*

	ROE	ROA	Efficiency
Great Southern	*18.02%*	*1.42%*	*47.76%*
Local Banks	*15.03%*	*1.33%*	*53.36%*
U.S. Banks	*12.99%*	*1.34%*	*56.45%*

*FDIC database – As of 06/30/06 YTD

Stock Performance:
Five Year Cumulative Total Return



$500.00
$450.00
$400.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
CAGR 31%*

	2000	2001	2002	2003	2004	2005
GSBC	$100.00	$199.52	$245.26	$314.93	$482.47	$387.27
Nasdaq US Companies	$100.00	$77.19	$54.01	$82.10	$89.52	$92.74
Nasdaq Financial	$100.00	$110.84	$112.37	$150.88	$171.35	$178.86

*CAGR – 5 Years

Great Southern

Growth in Assets*

Year-end 2001 to 2005 and through June 30, 2006

(in Thousands)


CAGR 13%**
$2,400,000
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$1,323,103
$1,402,638
$1,540,723
$1,845,629
$2,072,862
$2,244,160
2001
2002
2003
2004
2005
6/30/2006

**See "GAAP Reconciliation" at end of presentation.*

***CAGR – 5.5 Years '00 to 6/06*

Great Southern

Growth in Total Net Loans

Year-end 2001 to 2005 and through June 30, 2006

(in Thousands)



CAGR 12%*
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$1,000,751
$1,048,644
$1,146,572
$1,334,508
$1,514,169
$1,653,916
2001
2002
2003
2004
2005
6/30/2006

*CAGR – 5.5 Years '00 to 6/06

Great Southern

Loan Mix

(Average Loan Balances as of 6/30/06)



Industrial Revenue Bonds 4%
1-4 Family Residential 11%
Other Loans 9%
Other Residential 6%
Commercial Business 7%
Construction 35%
Commercial Real Estate 28%

Great Southern

Construction Loan Mix
(Loan Balances as of 6/30/06)


All Other Construction 25%
Subdivisions 26%
Office & Retail 9%
Condominium 9%
Apartments & Multi-Family 13%
Homes Under Construction 18%

Great Southern

Commercial Loans*


Year-end 2001 to 2005 and through June 30, 2006
(In millions)
CAGR 17%**
$1,500
$1,250
$1,000
$750
$500
$743
$790
$942
$1,132
$1,393
$1,515
2001
2002
2003
2004
2005
6/30/2006

*Commercial loans include one to four-family construction loans.

** CAGR – 5.5 Years '00 to 6/06

Great Southern

Growth in Deposits*

At Year-end 2001 to 2005 and June 30, 2006

(in Thousands)



Core Deposits
Brokered Deposits
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
CAGR 16%**
$886,870
$1,021,957
$1,137,427
$1,294,838
$1,538,544
$1,709,331
2001
2002
2003
2004
2005
6/30/2006

*See "GAAP Reconciliation" at end of presentation.

**CAGR – 5.5 Years '00 to 6/06

Great Southern

Checking and Savings Deposits


At Year-end 2001 to 2005 and June 30, 2006
(in Thousands)
CAGR 22%*
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$224,903
$317,493
$468,321
$508,964
$592,241
$619,042
2001
2002
2003
2004
2005
6/30/2006

*CAGR – 5.5 Years

Non-Interest-Bearing Demand Deposits


At Year-end 2001 to 2005 and June 30, 2006
(in Thousands)
CAGR 25%*
$205,000
$155,000
$105,000
$55,000
$5,000
$62,131
$94,508
$120,790
$161,450
$192,247
$208,949
2001
2002
2003
2004
2005
6/30/2006

*CAGR – 5.5 Years

Great Southern

Growth in Non-Interest Income*

(In Thousands) ***At Year-end 2001 to 2005 and June 30, 2006***



$28,000
$23,000
$18,000
$13,000
$8,000
$3,000
CAGR 11%**

	2001	2002	2003	2004	2005	6/30/2006
Total Non-Interest Income	$17,162	$20,477	$21,991	$23,292	$24,751	$14,082
Commissions	$5,765	$5,786	$5,859	$7,793	$8,726	$5,024
Service Charges/ATM fees	$8,352	$8,430	$11,214	$12,726	$13,309	$7,033

**See "GAAP Reconciliation" at end of presentation.*

***CAGR – 5 Years '00 – '05*

Great Southern

Growth in Net Interest Income*

Year-end 2001 to 2005 and through June 30, 2006

(in Thousands)



CAGR 12%**
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$38,390
$44,024
$48,215
$55,782
$58,975
$31,988
2001
2002
2003
2004
2005
6/30/2006
After loan loss provision

*See "GAAP Reconciliation" at end of presentation.

**CAGR – 5 Years ('00 – '05)

Growth in Net Income*

Year-end 2001 to 2005 and through June 30, 2006

(in Thousands)



CAGR 12%**
$30,000
$20,000
$10,000
$0
$18,758
$23,212
$23,091
$26,880
$27,737
$15,046
2001
2002
2003
2004
2005
6/30/2006

*See "GAAP Reconciliation" at end of presentation.

**CAGR – 5 Years ('00 – '05)

Growth in Diluted EPS*

Year-end 2001 to 2005 and through June 30, 2006

(Per Share)



CAGR 13%**
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.35
$1.67
$1.66
$1.92
$1.99
$1.06
2001
2002
2003
2004
2005
6/30/2006

*See "GAAP Reconciliation" at end of presentation.

**CAGR – 5 Years ('00 – '05)

Great Southern

Growth in Dividends

Year-end 2001 to 2005 and through June 30, 2006

(Per Share)


CAGR 16%*
$0.75
$0.50
$0.25
$0.00
$0.25
$0.35
$0.36
$0.44
$0.52
$0.29
2001
2002
2003
2004
2005
6/30/2006

*CAGR – 5 Years ('00 – '05)

Great Southern

Asset Quality Ratios

At Year-End 1996 to 2005 and June 30, 2006


3
2.5
2
1.5
1
0.5
0

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	6/30/2006
Non-Performing Assets/Assets	2.52	1.96	1.79	1.05	1.34	0.94	1.34	1.06	0.35	0.81	1.17
Net Charge-offs/Avg. Loans	0.32	0.10	0.16	0.23	0.20	0.27	0.56	0.47	0.17	0.20	0.22

Great Southern

Net Interest Margin*

For the Calendar Years 2001 to 2005 and Through June 30, 2006



4.80%
4.40%
4.00%
3.60%
3.20%
2.80%
2.40%
2.00%
3.80%
3.85%
3.89%
3.77%
3.37%
3.46%
2001
2002
2003
2004
2005
06/30/06
Net Interest Margin

*See "GAAP Reconciliation" at end of presentation.

Great Southern

Recent Expansion

Since 2003:

- Opened 6 banking centers including new entry into Kansas City metro market
- Acquired 3 central Missouri banking centers in 2005 ($35 million in deposits)
- Opened 4 loan production offices (LPOs): Kansas City, Northwest Arkansas, St. Louis, Columbia

Great Southern

Where We're Going

- **Continue with current loan generation strategy**
  - Loan quality driving all lending decisions
  - Open LPOs in metro markets with stable economies, strong loan demand, verifiable market interest rates and seasoned in-market lenders

Where We're Going

- **Focus on deposit generation**
  - Open two banking centers a year following market analysis model; high growth markets in current footprint or out-of-market entries
  - Commercial deposit gathering in current loan production locations in Missouri
  - Acquisitions if right opportunity arises
  - Aggressive Remote Deposit Capture roll-out in primary markets

Great Southern

Where We're Going

- **Continued focus on commission and fee income opportunities**
  - Expansion or enhancement of products and services
  - Expansion of household base
  - Possible future acquisitions for Great Southern Travel

Where We're Going

- **Effectively transport our business model into growth markets**
  - LPOs: Secured Lending Primarily Real Estate
  - Retail Banking Center Network
  - Corporate Deposit and Cash Management Services

Our Strengths

- Experienced Management Team
- High Insider Ownership
- Organic Growth Focused
- Secured Lending Focused (Personal Guarantees)
- Leading Retail Banking Franchise
- Superior Profitability

Great Southern

Financial Supplement

Certain financial results in this presentation are operating (non-GAAP) numbers and exclude the effects of the Company's accounting for interest rate swaps. Reconciliations of operating results to GAAP results are included in this financial supplement. More information regarding the restatement can be found on page three of this presentation or in reports filed by the Company with the SEC.

Total Assets and Non-GAAP Reconciliation:

(Dollars in Thousands)

	2001	2002	2003	2004	2005
As Reported	**$1,325,155**	**$1,405,256**	**$1,544,051**	**$1,851,214**	**$2,081,155**
Deferred broker origination fee	(1,693)	(2,618)	(4,475)	(6,423)	(6,453)
Deferred income taxes	(359)	--	1,147	888	(1,840)
Assets excluding the effects of hedge accounting entries	$1,323,103	$1,402,638	$1,540,723	$1,845,679	$2,072,862

Total Deposits and Non-GAAP Reconciliation:
(Dollars in Thousands)

	2001	2002	2003	2004	2005
As Reported	**$889,590**	**$1,016,997**	**$1,138,625**	**$1,298,723**	**$1,550,253**
Change in market value of deposits	(2,720)	4,960	(1,198)	(3,885)	(11,709)
Deposits excluding the effects of hedge accounting entries	$886,870	$1,021,957	$1,137,427	$1,294,838	$1,538,544

Great Southern

Non-Interest Income and Non-GAAP Reconciliation:

(Dollars in Thousands)

	2001	2002	2003	2004	2005	6/30/2006
As Reported	**$16,927**	**$36,182**	**$26,254**	**$33,309**	**$21,559**	**$14,564**
Interest rate swap net settlements	(743)	(6,136)	(7,352)	(8,881)	(3,408)	--
Change in swap fair value	978	(9,569)	3,089	(1,136)	6,600	(482)
Non-interest income excluding the effects of hedge accounting entries	$17,162	$20,477	$21,991	$23,292	$24,751	$14,082

Net Interest Income and Non-GAAP Reconciliation:

(Dollars in Thousands)

	2001	2002	2003	2004	2005	6/30/2006
As Reported	**$37,599**	**$36,924**	**$39,650**	**$45,026**	**$54,373**	**$31,005**
Amortization of broker origination fee	48	964	1,213	1,875	1,194	983
Interest rate swap net settlements	743	6,136	7,352	8,881	3,408	--
Net interest income excluding the effects of hedge accounting entries	$38,390	$44,024	$48,215	$55,782	$58,975	$31,988

Great Southern

Net Income and Diluted Earnings Per Share (EPS) and Non-GAAP Reconciliation:
(Dollars in Thousands)

	2001		2002		2003		2004		2005		6/30/2006	
	Dollars	EPS	Dollars	EPS	Dollars	EPS	Dollars	EPS	Dollars	EPS	Dollars	EPS
As Reported	**$18,091**	**$1.30**	**$28,805**	**$2.07**	**$20,295**	**$1.46**	**$26,399**	**$1.89**	**$22,671**	**$1.63**	**$14,720**	**$1.06**
Amortization of broker origination fee (net of taxes)	31	--	627	.05	788	.06	1,219	.08	776	.06	639	.05
Net change in fair value of interest rate swaps and related deposits (net of taxes)	636	.05	(6,220)	(.45)	2,008	.14	(738)	(.05)	4,290	.30	(313)	(.02)
Earnings excluding the effects of hedge accounting entries	$18,758	$1.35	$23,212	$1.67	$23,091	$1.66	$26,880	$1.92	$27,737	$1.99	$15,046	$1.09

Net Interest Margin and Non-GAAP Reconciliation:
(Dollars in Thousands)

	2001		2002		2003		2004		2005		Six Months Ended 6/30/2006	
	Dollars	%	Dollars	%	Dollars	%	Dollars	%	Dollars	%	Dollars	%
As Reported	**$37,599**	**3.73**	**$36,924**	**3.30**	**$39,650**	**3.27**	**$45,026**	**3.10**	**$54,373**	**3.13**	**$33,755**	**3.36**
Amortization of broker origination fee	48	--	964	.07	1,213	.09	1,875	.12	1,194	.06	983	.10
Net change in fair value of interest rate swaps and related deposits	743	.07	6,136	.48	7,352	.53	8,881	.55	3,408	.18	--	--
Earnings excluding the effects of hedge accounting entries	$38,390	3.80%	$44,024	3.85%	$48,215	3.89%	$55,782	3.77%	$58,975	3.37%	$34,738	3.46%

Great Southern